Exhibit 99. Pro forma financial statements

Energenx, Inc.
(Formerly Edward II, Inc.)
(A Development Stage Company)
BALANCE SHEETS

	December 31
	2004	2003
ASSETS

CURRENT ASSETS
Cash	$413,015	$425
Notes receivable	17,102	11,502
Prepaid expense	33,638	-
Total Current Assets	463,755	11,927

PROPERTY AND EQUIPMENT, NET	13,014	11,324

OTHER ASSETS
License, net of accumulated amortization	76,000	83,200
Patents, net of accumulated amortization	49,424	56,274
Total Other Assets	125,424	139,474

TOTAL ASSETS	$602,193	$162,725

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$12,010	$38,904
Interest payable	2,674	3,825
Interest payable - related parties	2,607	21,445
Payroll taxes payable	12,670	-
Notes payable	1,660	44,500
Notes payable - related parties	-	147,455
Total Current Liabilities	31,621	256,129

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, $.001 par value; 5,000,000 shares authorized,
no shares issued or outstanding	-	-
Common stock, $.001 par value; 55,000,000 shares authorized,
26,697,276 and 19,370,276 shares issued and oustanding,
respectively	26,697	19,370
Additional paid-in capital	1,776,517	711,794
Deficit accumulated during development stage	(1,232,642)	(824,568)
Total Stockholders' Equity (Deficit)	570,572	(93,404)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$602,193	$162,725

The accompanying notes are an integral part of these financial statements.

2

ENERGENX, INC.
(Formerly Edward II, Inc.)
(A Development Stage Company)
STATEMENTS OF OPERATIONS
						1999
		Years Ended				(Inception) to
		December 31,				December 31,
		2004		2003		2004

REVENUES		$-		$-		$-

OPERATING EXPENSES
Amortization and depreciation		18,892		18,723		71,665
Board of directors fees		-		60,000		60,000
Consulting		103,870		100,000		284,029
General and administrative		42,544		(275)		93,501
Legal and accounting		25,096		-		42,175
License and fees		-		100,000		107,139
Marketing		-		-		19,464
Rent		21,340		17,928		133,468
Research and development		12,523		-		49,121
Salaries and benefits		184,216		-		338,257
Travel		-		-		1,580
TOTAL OPERATING EXPENSES		408,481		296,376		1,200,399

LOSS FROM OPERATIONS		(408,481)		(296,376)		(1,200,399)

OTHER INCOME (EXPENSES)
Interest income		24		-		24
Interest expense		(2,872)		(14,877)		(34,877)
Loss on disposal of asset		-		-		(1,709)
Gain on forgiveness of debt		3,255		1,064		4,319
TOTAL OTHER INCOME (EXPENSES)		407		(13,813)	-	(32,243)

LOSS BEFORE TAXES		(408,074)		(310,189)		(1,232,642)

INCOME TAXES		-		-		-

NET LOSS		$(408,074)		$(310,189)		$(1,232,642)

NET LOSS PER COMMON SHARE,
BASIC AND DILUTED	$	nil	$	nil

WEIGHTED AVERAGE NUMBER OF
COMMON STOCK SHARES
OUTSTANDING, BASIC AND DILUTED		24,221,221		14,284,562

The accompanying notes are an integral part of these financial statements.

3

ENERGENX, INC.
(Formerly Edward II, Inc.)
(A Development Stage Company)

					Deficit Accumulated During Development Stage
				Additional
	Common Stock			Paid-in
	Shares		Amount	Capital		Totals

Common stock issued for cash at $0.001 per share	7,836,168	S	7,836	$(6,530)	$-	$1,306

Net loss for period ending December 31, 1999	-		-	-	(3,588)	(3,588)

Balance, December 31, 1999	7,836,168		7,836	(6,530)	(3,588)	(2,282)

Common stock issued for convertible debt at
an average of $0.31 per share	195,060		195	59,815	-	60,010

Common stock issued for cash at $0.33 per share	330,000		330	109,670	-	110,000

Stock offering costs	-		-	(7,690)	-	(7,690)

Common stock issued for equipment
at $0.33 per share	9,750		10	3,240	-	3,250

Net loss for year ending December 31, 2000	-		-	-	(67,889)	(67,889)

Balance, December 31, 2000	8,370,978		8,371	158,505	(71,477)	95,399

Common stock issued for cash at $0.33 per share	453,000		453	150,547	-	151,000

Common stock issued for services
at $0.33 per share	158,280		158	52,602	-	52,760

Stock offering costs	-		-	(4,440)	-	(4,440)

Common stock issued for office equipment	1,086		1	361	-	362

Common stock issued for technology license	5,140,326		5,140	52,860	-	58,000

Common stock issued for services at $1.00
per share	2,606		3	2,603	-	2,606

Net loss for year ending December 31, 2001 (restated)	-		-	-	(301,595)	(301,595)

Balance, December 31, 2001 (restated)	14,126,276		$14,126	$413,038	$(373,072)	$54,092

The accompanying notes are an integral part of these financial statements.

4

ENERGENX, INC.
(Formerly Edward II, Inc.)
(A Development Stage Company)
STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

				Deficit Accumulated During Development Stage
			Additional
	Common Stock		Paid-in
	Shares	Amount	Capital			Totals
Balance, December 31, 2001 (restated)	14,126,276	$14,126	$413,038	$(373,072)		$54,092

Common stock issued for cash at $1.00
per share	24,000	24	23,976	-		24,000

Common stock issued for loans payable
at $1.00 per share	20,000	20	19,980	-		20,000

Net loss for year ending December 31, 2002 (restated)				(141,307)		(141,307)

Balance, December 31, 2002 (restated)	14,170,276	14,170	456,994	(514,379)		(43,215)

Common stock issued for board of directors
fees at $0.05 per share	1,000,000	1,000	49,000	-		50,000

Common stock issued for consulting fees
at $0.05 per share	2,200,000	2,200	107,800	-		110,000

Common stock issued for licensing fees
at $0.05 per share	2,000,000	2,000	98,000	-		100,000
						-
Loss for year ending December 31, 2003	-	-	-	(310,189)		(310,189)

Balance, December 31, 2003	19,370,276	19,370	711,794	(824,568)	-	(93,404)

Common stock issued for cash at
$0.21 per share	2,400,000	2,400	497,600	-		500,000

Stock offering costs	-	-	(50,000)	-		(50,000)

Issuance of common stock for immediate exercise
of options for cash of $0.21 per share	2,400,000	2,400	497,600	-		500,000

Common stock issued for loans payable
at $0.05 per share	2,527,000	2,527	123,823			126,350

Merger and recapitalization of Company	-	-	(4,300)	-		(4,300)

Net loss for year ending December 31, 2004	-	-	-	(408,074)		(408,074)

Balance, December 31, 2004	26,697,276	$26,697	$1,776,517	$(1,232,642)		$570,572

The accompanying notes are an integral part of these financial statements.

5

ENERGENX, INC. (Formerly Edward II, Inc.) (A Development Stage Company) STATEMENTS OF CASH FLOWS
			From September 29, 1999 (Inception) to December 31, 2004
	Years Ended
	December 31,
	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(408,074)	$(310,189)	$(1,232,643)
Stock issued for directors fees	-	50,000	50,000
Stock issued for consulting fees	-	110,000	110,000
Stock issued for services	-	-	55,366
Stock issued for licensing fees	-	100,000	100,000
Stock issued for payment of interest	8,300	-	8,300
Gain on debt forgiveness	(3,255)	(1,064)	(4,319)
Loss on disposal of asset	-	-	1,806
Amortization and depreciation	18,892	18,723	71,669
Adjustments to reconcile net (loss) to net cash
provided (used) by operating activities:
Decrease (increase) in note receivable	(5,600)	(1,793)	(17,103)
Decrease (increase) in accounts receivable	-	210	-
Decrease (increase) in prepaids	(33,638)	6,544	(33,638)
Decrease in deposits	-	4,000	-
Increase (decrease) in interest payable	(19,990)	12,329	5,282
Increase (decrease) in accounts payable	(23,640)	9,204	16,325
Increase (decrease) in payroll taxes payable	12,670	(30)	12,670
Net cash used by operating activities	(454,335)	(2,066)	(856,285)

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash paid for patent	-	(11,926)	(68,501)
Cash paid for equipment purchased	(3,659)	-	(27,215)
Cash paid for leasehold improvements	(2,890)	-	(4,599)
Net cash used by investing activities	(6,549)	(11,926)	(100,315)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash paid for stock offering costs	(50,000)	-	(62,130)
Merger and recapitalization costs	(4,300)	-	(4,300)
Proceeds from issuance of convertible debt	-	-	60,010
Proceeds from notes payable	6,660	44,500	199,610
Payment of notes payable	(78,886)	(30,996)	(109,882)
Proceeds from sale of common stock	1,000,000	-	1,286,306
Net cash provided by financing activities	873,474	13,504	1,369,614

Change in cash	412,590	(488)	413,014

Cash, beginning of period	425	913	-

Cash, end of period	$413,015	$425	$413,014

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid	$15,255	$-	$15,255
Income taxes paid	$-	$-	$-

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Common stock issued for equipment	$-	$-	$3,612
Common stock issued for debt	$118,050	$-	$198,060
Common stock issued for technology license	$-	$-	$58,000

The accompanying notes are an integral part of these financial statements.

5

ENERGENX, INC.

(formerly Edward II, Inc.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

The Company was incorporated on September 29, 1999 under the laws of the State of Nevada.  The primary business purpose of the Company is to undertake research and development relating to an electromagnetic motor.  The Company is in the development stage.  The fiscal year end of the corporation is December 31.

On June 1, 2001, the Company’s board of directors executed a unanimous written consent to amend its articles of incorporation to provide that the name of the Company be changed from Bedini Technology, Inc. to Energenx, Inc. (hereinafter “Energenx” or the “Company”).

On December 23, 2004, the Company acquired all of the outstanding common stock of Edward II, Inc., a fully reporting public company.  For accounting purposes, the acquisition has been treated as a recapitalization of Energenx with Energenx as the acquirer in a reverse acquisition.  The historical financial statements prior to December 23, 2004 are those of Energenx, the operating company, while the Company maintains the legal structure of the acquired Edward II, Inc.  See Note 10.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Energenx, Inc. is presented to assist in understanding the Company’s financial statements.  The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity.  These accounting policies conform to accounting principles generally accepted in the United States of America, and have been consistently applied in the preparation of the financial statements.

Accounting Method

The Company uses the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Accounting Pronouncements

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 153.  This statement addresses the measurement of exchanges of nonmonetary assets.  The guidance in APB Opinion No. 29, “Accounting for Nonmonetary Transactions,” is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged.  The guidance in that opinion, however, included certain exceptions to that principle.  This statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance.  A nonmonetary exchange has commercial

#

ENERGENX, INC.

(formerly Edward II, Inc.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounting Pronouncements (continued)

substance if the future cash flows of the entity are expected to change significantly as a result of the exchange.  This statement is effective for financial statements for fiscal years beginning after June 15, 2005.  Earlier application is permitted for nonmonetary asset exchanges incurred during fiscal years beginning after the date of this statement is issued.  Management believes the adoption of this statement will have no impact on the financial statements of the Company.

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 152, which amends FASB statement No. 66, “Accounting for Sales of Real Estate,” to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, “Accounting for Real Estate Time-Sharing Transactions.”  This statement also amends FASB Statement No. 67, “Accounting for Costs and Initial Rental Operations of Real Estate Projects,” to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions.  The accounting for those operations and costs is subject to the guidance in SOP 04-2.  This statement is effective for financial statements for fiscal years beginning after June 15, 2005.  Management believes the adoption of this statement will have no impact on the financial statements of the Company.

In December 2004, the Financial Accounting Standards Board issued a revision to Statement of Financial Accounting Standards No. 123R, “Accounting for Stock Based Compensations.”  This statement supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and its related implementation guidance.  This statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services.  It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments.  This statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions.  This statement does not change the accounting guidance for share based payment transactions with parties other than employees provided in Statement of Financial Accounting Standards No. 123.  This statement does not address the accounting for employee share ownership plans, which are subject to AICPA Statement of Position 93-6, “Employers’ Accounting for Employee Stock Ownership Plans.”  The Company has previously used the guidance under SFAS No. 123 with regards to its stock option plan and therefore this revision will have no impact on its financial statements.

In November 2004, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 151, “Inventory Costs— an amendment of ARB No. 43, Chapter 4”. This statement amends the guidance in ARB No. 43, Chapter 4,

#

ENERGENX, INC.

(formerly Edward II, Inc.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounting Pronouncements (continued)

 “Inventory Pricing,” to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43,

Chapter 4, previously stated that “. . . under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and rehandling costs may be so abnormal as to require treatment as current period charges. . . .” This statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of “so abnormal.” In addition, this statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Management does not believe the adoption of this statement will have any immediate material impact on the Company, as the Company presently maintains no inventory.

In May 2003, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity” (hereinafter “SFAS No. 150”). Statement of Financial Accounting Standards No. 150 establishes standards for classifying and measuring certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as liabilities in statements of financial position. Previously, many of those instruments were classified as equity. Statement of Financial Accounting Standards No. 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The Company has determined that there was no impact from the adoption of this statement.

Accounting for Stock Options and Warrants Granted to Employees and Nonemployees

Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (hereinafter “SFAS No. 123”), defines a fair value-based method of accounting for stock options and other equity instruments.  The Company has adopted this method, which measures compensation costs based on the estimated fair value of the award and recognizes that cost over the service period.

Advertising Costs

Advertising costs are expensed when incurred.  There were no advertising expenditures incurred by the Company during 2003 or 2004.

Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

#

ENERGENX, INC.

(formerly Edward II, Inc.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Compensated Absences

Employees of the Company are entitled to paid vacation, paid sick days and personal days off depending on job classification, length of service, and other factors.  The Company’s policy is to recognize the cost of compensated absences when actually paid to employees.  If the amount were estimable, it would not be currently recognized as the amount would be deemed immaterial.

Concentration of Credit Risk

The Company maintains its cash in one commercial account at a major financial institution.  Although the financial institution is considered creditworthy and has not experienced any losses on its deposits, at December 31, 2004 and 2003 the Company’s cash balance exceeded Federal Deposit Insurance Corporation (FDIC) limits by $313,015 and $0, respectively.

Derivative Instruments

The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (hereinafter “SFAS No. 133”), as amended by SFAS No. 137, “Accounting for Derivative Instruments and Hedging Activities – Deferral of the Effective Date of FASB No. 133”, and SFAS No. 138, “Accounting for Certain Derivative Instruments and Certain Hedging Activities”, and SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”.  These standards establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. They require that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value.

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

Historically, the Company has not entered into derivatives contracts to hedge existing risks or for speculative purposes.

At December 31, 2004 and 2003, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

#

ENERGENX, INC.

(formerly Edward II, Inc.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Development Stage

The Company is in the development stage and has not commenced the sale of any products.

Earnings Per Share

On January 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 128, which provides for calculation of "basic" and "diluted" earnings per share.  Basic earnings per share includes no dilution and is computed by dividing net income available to common shareholders by the weighted average common shares outstanding for the period.  Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Fair Value of Financial Instruments

The Company's financial instruments as defined by Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," include cash, notes receivable, accounts payable, accrued expenses and short-term borrowings.  All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at December 31, 2004 and 2003.

Going Concern

As shown in the accompanying financial statements, the Company has incurred an accumulated deficit of $1,232,642 through December 31, 2004 and has a history of recurring losses.  The Company is currently putting technology in place which will, if successful, mitigate these factors which raise substantial doubt about the Company’s ability to continue as a going concern.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

#

ENERGENX, INC.

(formerly Edward II, Inc.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Going Concern (continued)

Management has developed technology that if proven will result in a marketable product. Management intends to seek additional capital from new equity securities offerings that will provide funds needed to increase liquidity, fund internal growth and fully implement its business plan.

Management believes $1,000,000 is needed to finance the plan of operation for at least the next twelve months. The timing and amount of capital requirements will depend on a number of factors, including demand for products and services and the availability of opportunities for international expansion through affiliations and other business relationships.

Impaired Asset Policy

The Company reviews its long-lived assets quarterly to determine if any events or changes in circumstances have transpired which indicate that the carrying value of its assets may not be recoverable.  At December 31, 2004 and 2003, the Company determined that there were no impairments of long-lived assets.

Intangible Assets

Intangible assets are composed of a patent and license.  They are amortized on a straight-line basis over ten and fifteen year lives, respectively.

Provision for Taxes

Income taxes are provided based upon the liability method of accounting pursuant to Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (hereinafter “SFAS No. 109”).  Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end.  A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard imposed by SFAS No. 109 to allow recognition of such an asset.

Research and Development

Research and development expenses are charged to operations as incurred. The cost of intellectual property purchased from others that is immediately marketable or that has an alternative future use is capitalized and amortized as intangible assets. Capitalized costs are amortized using the straight-line method over the estimated economic life, typically 10 years, of the related asset. The Company periodically reviews its capitalized patent costs to assess recoverability based on the projected undiscounted cash flows from operations. Impairments are recognized in operating results when a permanent diminution in value occurs.

ENERGENX, INC.

(formerly Edward II, Inc.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 3 – PREPAID EXPENSES

Prepaid expenses at December 31, 2004 includes the prepayment of a commercial lease and an alarm system monitoring fees.  See Note 14.

During the year ended December 31, 2004, the Company purchased a security system.  The cost of the system included a prepayment of the related monitoring services, totaling $638.

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost.  Major additions and improvements are capitalized.  Minor replacements, maintenance and repairs that do not increase the useful lives of the assets are expensed as incurred.  Depreciation of property and equipment is calculated using the straight-line method over the expected useful lives of the assets of 5 to 7 years.  Depreciation expense for the years ended December 31, 2004 and 2003 was $5,564 and $5,241, respectively.

Following is a summary of property, equipment, leasehold improvement, and accumulated depreciation:

	December 31,
	2004	2003
Machinery	$17,811	$17,111
Office Furniture and Equipment	12,919	9,958
Leashold Improvements	2,891	-
Total Assets	33,621	27,069
Less Accumulated Depreciation	(21,309)	(15,745)
	$12,312	$11,324

NOTE 5 – PATENTS

Costs relating to the development and approval of patents, other than research and development costs which are expensed, are capitalized and amortized using the straight-line method over ten years.  The Company’s patents relate to the creation of an EMF permanent electromagnetic motor generator.

#

ENERGENX, INC.

(formerly Edward II, Inc.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 5 – PATENTS (continued)

The following is a summary of the costs of patents and patents pending:

	Cost	Accumulated Amortization	Net Amount
Balance, December 31, 2002	$56,574	$5,945	$50,629
2003 Activity	11,926	6,281	-
Balance, December 31, 2003	68,500	12,226	56,274
2004 Activity	-	6,850	-
Balance, December 31, 2004	$68,500	$19,076	$49,424

NOTE 6 – TECHNOLOGY LICENSES

On October 8, 1999, the Company acquired a technology license, which included all rights, title and interest in certain patent applications, improvements, proprietary information, trade secrets, technical and scientific information pertaining to several designs of the back EMF permanent electromagnetic motor generator from Mr. John C. Bedini, currently a director and officer of the Company.  The Company acquired this license for a $50,000 note payable to Mr. Bedini, which was initially due on June 30, 2000.  This note is unsecured and bears interest at the rate of 6% per annum.  The payment due date for the note was extended until the completion of the Company’s second round of financing.  See Note 7.

On May 1, 2001, the Company acquired a second license, accompanied by similar rights as the aforementioned license, from Mr. Bedini in exchange for 5,140,326 shares of the Company’s common stock.  The second license was recorded at $58,000 and is for certain technology referred to as Monopole Energy Delivery System (“MEDS”).  MEDS is an energy producing system designed to use a magnetic monopole motor configuration and produce electrical energy.

See Note 7 regarding royalty agreements on aforementioned licenses.

NOTE 7 – LICENSE AGREEMENT WITH AFFILIATED COMPANY

On December 1, 2004, the Company entered into an exclusive technology license agreement with a corporation that is mainly controlled by a member of the board of directors.  Pursuant to that agreement, the Company granted an exclusive license in the area of North America (the United States, Canada and Mexico) to proprietary Energenx technology relating to a battery charging system, known as the Potential Battery Charger, for charging battery operated vehicles, excluding automobiles.  The license granted includes a license under existing patents rights owned by Energenx and to any patent

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ENERGENX, INC.

(formerly Edward II, Inc.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 7 – LICENSE AGREEMENT WITH AFFILIATED COMPANY (continued)

applications to be filed to the extent that it relates to the proprietary Energenx technology involving a battery charging system utilized for charging battery operated vehicles other than automobiles.  The license shall remain exclusive for a period of ten years, with an option to extend the exclusivity for an additional ten years.  There was no right to sublicense granted in the agreement.

The licensee agrees to pay royalties equal to five percent of the gross sales price of all products sold which utilize the licensed proprietary technology to Energenx.  A de minimus up front license fee of $1 was paid for the license.

As condition to entering into the exclusive technology license agreement, the licensee agreed to purchase all of Energenx’s proprietary hybrid module components to be installed in the Potential Battery Chargers, named “Radiant modules” in the agreement, but now referred to as Potential modules between the parties, on a cost plus basis at a base price of $50 per module. Under the agreement, the Company is obligated to pay all patent filing, prosecution and maintenance costs.

While either party can terminate the exclusive technology license agreement if the other party defaults in the performance of any obligation under the agreement or is adjudged bankrupt, the license formally terminates upon expiration of the last to expire of the licensed patents or patents to be filed in the future concerning the proprietary Energenx technology.

NOTE 8 – RELATED PARTY TRANSACTIONS

At December 31, 2003, unpaid loans from several shareholders totaled $147, 455.  These loans, with interest ranging from 6% to 8% per annum, were unsecured and fully paid by December 31, 2004. The majority of the outstanding principal and accrued interest at year end 2003 was converted into common stock during 2004.

During the years ended December 31, 2002, 2003, and 2004, the Company paid expenses on behalf of Bedini Electronics, Inc., a company privately owned by two officers of Energenx.  At the same time, Bedini Electronics, Inc. paid some of the expenses of the Company.  This was done as the two companies shared joint office space and split certain expenses.  The net amount owing from Bedini Electronics at December 31, 2004 and 2003 is $12,202 and $6,403, respectively.

Also during the years ended December 31, 2002, the Company loaned to two of its officers a total of $4,900.  At the time the Company was not paying the salaries.  Because the transactions occurred while the Company was still private, it was not subject to the Sarbanes-Oxley Act of 2002, and therefore, was not prohibited.  However, now that the

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ENERGENX, INC.

(formerly Edward II, Inc.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 8 – RELATED PARTY TRANSACTIONS (continued)

Company is a fully reporting entity, the officers expect to repay the loaned amount through payroll deductions.

For additional related party transactions, see Notes 6, 7, and 14.

NOTE 9 – NOTES PAYABLE

In addition to the notes referenced in Note 8, the Company also received loans from outside parties in 2002 totaling $44,500.  These notes were unsecured and interest is payable at 6% per annum.  Accrued interest at December 31, 2004 and 2003 was $2,675 and $3,826, respectively.  During the year ended December 31, 2004 the Company converted the outstanding principal and accrued interest into 925,375 shares of common stock.  See Note 12.

NOTE 10 - PROVISION FOR TAXES

At December 31, 2004, the Company had net deferred tax assets calculated at an expected rate of 34% of approximately $331,000 principally arising from net operating loss carryforwards for income tax purposes.  As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the net deferred tax asset, a valuation allowance equal to the net deferred tax asset has been established at December 31, 2004.  The significant components of the deferred tax asset at December 31, 2004 and 2003 were as follows:

	December 31, 2004	December 31, 2003
Net operating loss carryforward	$ 970,000	$ 560,000

Deferred tax asset	$ 331,000	$ 192,000
Deferred tax asset valuation allowance	$ (331,000)	$(192,000)

At December 31, 2004, the Company has net operating loss carryforwards of approximately $970,000, which expire in the years 2019 through 2024.  In 2003 the Company recognized approximately $260,000 of losses from the issuance of common stock for services and license fees which were not deductible for tax purposes and are not included in the above calculation of deferred tax assets.  The change in the allowance account from December 31, 2003 to December 31, 2004 was $139,000.

ENERGENX, INC.

(formerly Edward II, Inc.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 11 – ACQUISITION OF EDWARD II, INC.

On December 23, 2004, the Company acquired all of the outstanding common stock (430,000 shares) of Edward II, Inc. from its sole shareholder by paying $4,300 in cash.  The acquired shares were subsequently retired.  The Company re-issued its outstanding common shares to its shareholders of record in compliance with a transaction pursuant to Rule 12g-3 of the Securities and Exchange Commission.  For accounting purposes the acquisition has been treated as a recapitalization of Energenx, with Energenx as the acquirer (reverse acquisition).  The historical financial statements prior to December 23, 2004 are those of Energenx while the legal structure of Edward II, Inc. remains in place.  Edward, II, Inc. had no assets or liabilities at the time of the acquisition.

NOTE 12 – COMMON STOCK

During the initial period ended December 31, 1999, the Company issued 7,836,168 shares of its common stock at par, for cash.

During the year ended December 31, 2000, the Company issued 195,060 shares for convertible debt of $60,010. The Company also issued 9,750 shares for equipment valued at $3,250 and 330,000 shares for cash of $0.33 per share, or $110,000.

During the year ended December 31, 2001, the Company issued 453,000 shares of common stock for cash of $151,000, or $0.33 per share.  The Company also issued 160,886 share of common stock for services totaling $55,366, 1,086 shares of common stock to purchase equipment totaling $362, and 5,140,326 shares of common stock in payment of a technology license with a value of $58,000.  See Note 6.

On May 4, 2001, the Company executed a 1 for 6 forward split to all shareholders of record as of May 1, 2001.  The financial records have been restated to reflect this stock split in the accompanying financial statements.

During the year ended December 31, 2002, the Company issued 24,000 shares of its common stock for cash of $1.00 per share, or $24,000.  The Company also issued 20,000 shares of common stock in payment of debt of $20,000.

During the year ended December 31, 2003, the Company issued 3,200,000 shares of common stock to board members and other consultants at $0.05 per share, or $160,000.

Also during the year ended December 31, 2003, the Company issued 2,000,000 shares of common stock to Mr. John Bedini as a supplement to the licensing agreement.  The Company valued these shares at $0.05 per share, or $100,000.

ENERGENX, INC.

(formerly Edward II, Inc.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 12 – COMMON STOCK (continued)

During the year ended December 31, 2004, the Company issued 2,527,000 shares of common stock at $0.05 per share in payment of outstanding loans and interest totaling $126,350.  See Notes 9 and 8.

In addition, the Company issued 4,800,000 shares of common stock for cash of $1,000,000, or $0.21 per share.  Half of these shares were exercised from options granted to the purchaser for purchasing the shares of stock.  See Note 13.

NOTE 13 – STOCK OPTION PLAN

Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (hereinafter SFAS No. 123), defines a fair value-based method of accounting for stock options and other equity instruments. The Company has adopted this method, which measures compensation costs based on the estimated fair value of the award and recognizes that cost over the service period.

The Company’s board of directors approved the adoption of the “1999 Non-Qualified Stock Option and Stock Appreciation Rights Plan” by unanimous consent on October 7, 1999.  The plan was initiated to encourage and enable officers, directors, consultants, advisors and other key employees of the Company to acquire and retain a proprietary interest in the Company by ownership of its common stock.  Up to 300,000 shares of common stock can be issued under the plan.  No options have been issued under the plan through the date of this report.

During the year ended December 31, 2004, the Company granted non-qualified options to an individual as consideration for purchasing 2,400,000 shares of stock at $0.21 per share.  The options allow the individual to purchase up to 2,400,000 shares of common stock at $0.21 per share in the first six months of the contract and at $0.40 per share in the last six months.  The initial 2,400,000 options were exercised within the first six months of the grant for a cash payment of $500,000.

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ENERGENX, INC.

(formerly Edward II, Inc.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 13 – STOCK OPTION PLAN (continued)

The following is a summary of stock option activity:

	Number of Shares	Weighted Average Exercise Price

Outstanding at January 1, 2003	-	$-
Granted	-	-
Exercised	-	-
Outstanding at December 31, 2003	-	$-
Options Exercisable at December 31, 2003	-	$-

Outstanding at January 1, 2004	-	$-
Granted	2,400,000	0.21
Exercised	(2,400,000)	0.21
Outstanding at December 31, 2004	-	$-
Options Exercisable at December 31, 2004	-	$-
Fair Market Value Per Share of Options Granted in 2004		$0.21

NOTE 14 – COMMITMENTS AND CONTINGENCIES

Foreign Operations

The accompanying balance sheets include $402 of cash at December 31, 2003, that was held in a German bank account.  Although this country is considered economically stable, it is always possible that unanticipated events in foreign countries could disrupt the Company’s operations.  During the year ended December 31, 2004, the account was closed and the remaining balance was used to pay banking charges.

Leases

In 2003, the Company abandoned its leased commercial space and moved to a different location.  Accrued lease payments of $24,760 were included in accounts payable in the financial statements at December 31, 2003.  In January 2004, the Company came to an agreement and paid $21,506 which was accepted by the landlord in full payment of the note.  The remaining balance was written off as a gain on debt forgiveness in the financial statements.

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ENERGENX, INC.

(formerly Edward II, Inc.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 14 – COMMITMENTS AND CONTINGENCIES (continued)

Leases (continued)

On March 31, 2004, the Company entered into a new two-year lease for office space.  In lieu of a security deposit, the Company in 2004 prepaid the entire amount of the lease, $52,800, which was then included in prepaid expenses in the financial statements.  The unamortized prepaid balance at December 31, 2004 was $33,000.

Royalty Agreements

The Company has a royalty agreement with Mr. John Bedini as part of its EMF license.  Mr. Bedini is entitled to royalties of 3% of the net selling price of all products covered by the EMF license and 3% of any gross rent or lease income associated with the license.

The Company also has a royalty agreement with Mr. Bedini regarding the MEDS license for Mr. Bedini to receive 5% of the net selling price of all products covered by the MEDS license and 5% of any gross rent or lease income associated with the license.  The agreement also provides that a 3% royalty shall be paid on any sub-licensee income derived from the MEDS license.

NOTE 15 –RESTATEMENT OF PRIOR YEAR FINANCIAL STATEMENTS

The accompanying financial statements for December 31, 2003 have been restated to correct errors made in 2001 and 2002.  The effect of the restatement was to reduce net loss in 2001 by $5,392 and to reduce net loss in 2002 by $35,283.  The accumulated deficit at the beginning of 2003 has been adjusted for the effects of the restatement on prior years.

Corrections for the year ended December 31, 2001 are as follows:

1.

Understatement of capitalized patent expenses in 2001 of $5,855.

2.

Understatement of amortization expense and accumulated amortization of patents of $252.

3.

Understatement of accrued interest on a loan payable of $115.

4.

Overstatement of interest receivable of $1,000.

5.

Overstatement of accounts payable totaling $905.

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ENERGENX, INC.

(formerly Edward II, Inc.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 15 – RESTATEMENT OF PRIOR YEAR FINANCIAL STATEMENTS (continued)

Corrections for the year ended December 31, 2002 are as follows:

1.

Understatement of capitalized patent expenses of $35,447.

2.

Understatement of amortization expense and accumulated amortization of patents of $2,690.

3.

Overstatement of accrued interest on a loan payable of $482.

4.

Understated prepaid expenses of $2,044.

The restatement of the aforementioned errors for the year ended had no effect on the recorded net loss in the years ended December 31, 2004 and 2003.  The Company’s accumulated deficit has been increased by $40,675 ($nil per basic and diluted share) at December 31, 2003 for the effects of the restatement on prior years.

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